Credit Suisse First Boston
ABSC 2005-HE8
5,082 records
Adjustable Rate

Selection Criteria: Adjustable Rate
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Combined Loan To Value
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Index Type
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	18	$897,290.00	0.08%	575	62.92%	8.052%	89.01%
50,001 - 75,000	369	23,185,635.00	2.10	581	80.79	8.345	81.58
75,001 - 100,000	536	47,542,306.50	4.31	598	80.77	7.691	89.49
100,001 - 125,000	528	59,520,241.00	5.40	593	79.56	7.544	91.28
125,001 - 150,000	546	75,186,298.50	6.82	600	80.58	7.424	90.67
150,001 - 175,000	469	76,194,920.60	6.92	601	80.57	7.380	89.96
175,001 - 200,000	401	75,459,672.00	6.85	612	80.31	7.299	87.38
200,001 - 250,000	552	123,979,734.00	11.25	612	80.50	7.294	87.06
250,001 - 300,000	508	139,308,246.00	12.64	612	80.34	7.032	90.57
300,001 - 400,000	607	209,729,334.60	19.03	626	82.39	7.037	88.15
400,001 - 500,000	345	154,084,616.00	13.98	638	83.18	6.916	90.57
500,001 - 600,000	150	81,975,486.00	7.44	653	83.65	6.864	90.63
600,001 - 700,000	46	29,205,072.00	2.65	665	84.04	6.791	89.29
700,001 >=	7	5,586,900.00	0.51	661	78.92	6.736	100.00
Total:	5,082	$1,101,855,752.20	100.00%	619	81.48%	7.179%	89.28%

Mimimum Original Balance: 48,600.00
Maximum Original Balance: 1,000,000.00
Average Original Balance: 216,815.38

Top

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	19	$946,834.90	0.09%	573	63.26%	8.123%	89.59%
50,001 - 75,000	368	23,124,059.34	2.10	581	80.81	8.342	81.54
75,001 - 100,000	537	47,593,921.87	4.32	598	80.77	7.694	89.50
100,001 - 125,000	528	59,510,170.06	5.40	592	79.55	7.541	91.29
125,001 - 150,000	545	75,022,457.30	6.81	600	80.59	7.424	90.65
150,001 - 175,000	470	76,338,525.11	6.93	601	80.57	7.378	89.98
175,001 - 200,000	400	75,252,223.58	6.83	611	80.31	7.301	87.35
200,001 - 250,000	553	124,183,942.27	11.27	612	80.50	7.290	87.09
250,001 - 300,000	507	139,011,907.92	12.62	612	80.34	7.034	90.55
300,001 - 400,000	607	209,668,639.88	19.04	626	82.39	7.037	88.15
400,001 - 500,000	345	154,054,794.12	13.99	638	83.18	6.916	90.57
500,001 - 600,000	150	81,962,972.00	7.44	653	83.65	6.864	90.63
600,001 - 700,000	46	29,201,057.20	2.65	665	84.04	6.791	89.29
700,001 >=	7	5,586,849.99	0.51	661	78.92	6.736	100.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Mimimum Remaining Balance: 48,570.25
Maximum Remaining Balance: 1,000,000.00
Average Remaining Balance: 216,737.18

Top

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	9	$1,689,620.25	0.15%	500	76.93%	8.310%	92.01%
501 - 525	449	73,104,681.87	6.64	513	75.52	8.149	97.41
526 - 550	503	86,012,551.23	7.81	538	76.70	7.745	98.06
551 - 575	608	116,348,738.41	10.56	563	80.19	7.591	95.99
576 - 600	847	165,876,168.03	15.06	588	81.10	7.198	92.63
601 - 625	765	166,276,188.32	15.10	613	81.95	6.975	92.04
626 - 650	674	161,427,533.18	14.66	638	83.73	6.959	89.03
651 - 675	513	133,348,453.95	12.11	663	83.25	6.875	83.04
676 - 700	321	86,966,900.26	7.90	686	83.34	6.766	81.44
701 - 725	190	52,502,765.04	4.77	713	83.69	6.911	75.57
726 - 750	101	29,572,025.90	2.68	738	82.83	6.961	75.33
751 - 775	72	19,837,591.25	1.80	762	84.29	6.936	73.40
776 - 800	24	6,875,894.11	0.62	786	83.79	7.190	71.22
801 - 825	6	1,619,243.74	0.15	808	85.20	6.511	75.29
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Minimum FICO: 500
Maximum FICO: 816
WA FICO: 619

Top

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
301 - 360	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

Top

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
349 - 360	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Minimum Remaining Term: 355
Maximum Remaining Term: 360
WA Remaining Term: 358

Top

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	3,789	$797,546,474.48	72.41%	615	81.40%	7.150%	92.16%
PUD - Detached	477	112,173,492.21	10.18	618	82.49	7.314	85.60
2-4 Unit	359	95,139,085.21	8.64	642	80.51	7.301	72.25
Condo	349	75,992,573.21	6.90	632	82.26	7.158	84.87
PUD - Attached	108	20,606,730.43	1.87	611	80.95	7.108	92.74
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	4,517	$983,402,091.38	89.28%	614	81.07%	7.088%	100.00%
Investment Property	468	95,726,050.23	8.69	660	85.41	8.036	0.00
Second Home	97	22,330,213.93	2.03	651	82.80	7.528	0.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Refinance - Cashout	2,543	$552,891,854.64	50.20%	596	79.93%	7.240%	93.57%
Purchase	2,062	452,870,411.10	41.12	649	83.29	7.133	82.63
Refinance - Rate/Term	477	95,696,089.80	8.69	608	81.91	7.045	95.94
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	90	$12,256,191.38	1.11%	579	41.80%	7.087%	96.70%
50.01 - 60.00	142	29,840,236.88	2.71	579	56.35	7.008	97.59
60.01 - 70.00	399	80,290,174.58	7.29	582	67.05	7.120	90.37
70.01 - 80.00	2,309	499,470,693.50	45.35	626	78.97	6.937	93.67
80.01 - 90.00	1,752	386,263,342.07	35.07	614	87.62	7.441	83.34
90.01 - 100.00	390	93,337,717.13	8.47	651	95.20	7.513	85.80
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Minimum Loan-to-Value Ratio: 13.58
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 81.48

Top

10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	90	$12,256,191.38	1.11%	579	41.80%	7.087%	96.70%
50.01 - 60.00	142	29,840,236.88	2.71	579	56.35	7.008	97.59
60.01 - 70.00	393	78,973,845.71	7.17	582	67.02	7.130	90.30
70.01 - 80.00	991	201,258,715.24	18.27	584	77.54	7.350	89.24
80.01 - 90.00	1,657	371,890,473.44	33.76	614	87.54	7.422	82.82
90.01 - 100.00	1,809	407,238,892.89	36.97	652	83.74	6.898	94.17
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Minimum Combined Loan-to-Value Ratio: 13.58
Maximum Combined Loan-to-Value Ratio: 100.00
WA Combined Loan-to-Value Ratio By Remaining Balance: 87.05

Top

11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	29	$2,925,283.76	0.27%	582	82.82%	8.013%	91.02%
Alaska	4	1,075,914.80	0.10	672	77.25	6.984	100.00
Arizona	269	49,476,810.47	4.49	617	82.25	7.352	83.99
Arkansas	36	4,340,327.35	0.39	634	84.47	7.310	100.00
California	1,215	414,137,875.24	37.60	632	81.00	6.833	91.64
Colorado	80	14,330,088.93	1.30	611	83.89	6.903	95.61
Connecticut	74	13,629,826.35	1.24	593	80.75	7.485	87.68
Delaware	11	1,765,455.00	0.16	624	83.38	7.265	89.03
Florida	557	102,087,792.50	9.27	604	81.01	7.515	85.33
Georgia	99	14,475,937.23	1.31	615	82.94	7.509	83.39
Hawaii	43	14,812,496.73	1.34	646	80.26	6.664	76.40
Idaho	38	5,874,840.22	0.53	629	81.20	7.093	86.02
Illinois	183	30,741,116.62	2.79	614	82.50	7.344	92.60
Indiana	80	9,483,653.39	0.86	600	84.91	7.508	85.70
Iowa	36	3,659,659.77	0.33	605	83.71	7.838	88.78
Kansas	24	2,802,328.54	0.25	612	86.09	7.647	97.34
Kentucky	30	3,674,569.20	0.33	600	83.31	7.738	84.53
Louisiana	2	180,502.00	0.02	563	82.24	6.495	100.00
Maine	28	4,057,017.84	0.37	610	81.46	7.662	91.80
Maryland	100	22,834,569.49	2.07	595	79.60	7.235	92.74
Massachusetts	207	53,422,674.31	4.85	615	80.57	7.115	91.31
Michigan	161	18,522,878.16	1.68	599	84.24	7.681	90.34
Minnesota	73	12,243,523.42	1.11	598	80.54	7.629	97.07
Mississippi	15	1,721,645.35	0.16	580	84.21	7.980	100.00
Missouri	69	7,625,654.66	0.69	582	83.36	7.747	95.86
Montana	9	1,252,145.87	0.11	592	76.82	7.935	72.69
Nebraska	23	2,773,266.45	0.25	582	84.20	7.631	96.63
Nevada	96	22,994,454.22	2.09	631	81.62	7.307	75.07
New Hampshire	26	5,209,907.55	0.47	607	82.11	7.203	96.36
New Jersey	208	53,265,876.52	4.84	618	81.49	7.337	87.21
New Mexico	32	4,451,289.48	0.40	600	82.27	7.540	94.68
New York	183	52,698,019.64	4.78	638	80.98	7.059	85.02
North Carolina	24	3,180,947.91	0.29	576	81.04	7.740	98.03
North Dakota	4	439,732.91	0.04	555	80.00	7.790	100.00
Ohio	150	16,192,926.76	1.47	591	87.21	8.025	80.48
Oklahoma	19	2,129,933.02	0.19	623	83.93	7.490	79.66
Oregon	59	9,853,161.95	0.89	618	80.40	6.954	82.22
Pennsylvania	112	14,344,863.54	1.30	599	83.43	7.672	90.12
Rhode Island	35	7,624,854.63	0.69	638	82.14	7.584	73.53
South Carolina	37	4,759,007.63	0.43	592	81.44	7.952	79.14
South Dakota	13	1,574,605.24	0.14	612	86.44	7.638	77.26
Tennessee	75	8,524,826.92	0.77	604	83.11	7.589	95.24
Texas	215	27,277,192.26	2.48	594	81.77	7.806	90.92
Utah	30	4,556,219.59	0.41	635	83.41	6.967	89.36
Vermont	2	314,825.00	0.03	573	87.64	7.548	100.00
Washington	100	20,034,569.79	1.82	613	82.43	6.871	94.13
Virginia	76	16,745,597.37	1.52	595	79.40	7.766	98.16
West Virginia	5	435,542.44	0.04	590	83.31	8.552	86.26
Wisconsin	69	8,215,037.74	0.75	608	83.41	7.687	91.87
Wyoming	4	458,107.24	0.04	607	85.01	7.124	100.00
Washington DC	13	2,249,002.54	0.20	577	65.27	7.546	91.13
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Total Number Of Stated Represented:: 51

Top

12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	2,906	$561,141,066.71	50.95%	599	81.44%	6.936%	94.44%
Stated Documentation	2,108	521,531,817.25	47.35	641	81.52	7.456	83.52
Limited Documentation	68	18,785,471.58	1.71	612	81.62	6.785	95.25
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	2	$552,800.00	0.05%	633	80.00%	5.000%	100.00%
5.001 - 5.500	102	28,159,535.59	2.56	664	77.10	5.364	97.01
5.501 - 6.000	397	108,926,712.29	9.89	644	79.58	5.849	98.50
6.001 - 6.500	666	169,907,887.32	15.43	636	79.87	6.315	97.98
6.501 - 7.000	946	233,698,517.47	21.22	631	81.53	6.801	94.32
7.001 - 7.500	786	174,299,824.93	15.82	616	80.96	7.284	91.59
7.501 - 8.000	893	179,571,704.92	16.30	605	82.87	7.771	82.74
8.001 - 8.500	554	98,073,853.50	8.90	594	83.33	8.279	75.90
8.501 - 9.000	451	69,910,212.40	6.35	588	84.65	8.744	72.18
9.001 - 9.500	164	22,146,971.80	2.01	572	83.21	9.210	74.00
9.501 - 10.000	79	10,601,925.41	0.96	568	82.14	9.764	66.82
10.001 - 10.500	24	3,168,963.99	0.29	532	78.93	10.251	88.97
10.501 - 11.000	15	2,232,183.20	0.20	555	81.53	10.753	80.10
11.001 - 11.500	3	207,262.72	0.02	522	73.35	11.335	72.88
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Minimum Rate: 5.000
Maximum Rate: 11.400
WA Rate: 7.179

Top

14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
11.501 - 12.000	3	$692,161.12	0.06%	630	82.01%	5.201%	100.00%
12.001 - 12.500	106	28,616,344.78	2.60	664	77.11	5.378	97.06
12.501 - 13.000	405	110,501,039.15	10.03	643	79.53	5.862	98.52
13.001 - 13.500	669	170,740,352.34	15.50	636	79.89	6.322	97.99
13.501 - 14.000	942	232,636,870.15	21.12	631	81.56	6.804	94.29
14.001 - 14.500	782	173,468,150.72	15.75	615	80.95	7.287	91.46
14.501 - 15.000	895	179,707,189.23	16.32	605	82.87	7.774	82.61
15.001 - 15.500	552	97,927,128.95	8.89	594	83.34	8.282	76.04
15.501 - 16.000	444	69,122,687.43	6.28	589	84.69	8.745	72.21
16.001 - 16.500	164	22,175,453.21	2.01	571	83.28	9.225	74.03
16.501 - 17.000	79	10,601,925.41	0.96	568	82.14	9.764	66.82
17.001 - 17.500	23	2,829,607.13	0.26	532	78.20	10.254	87.65
17.501 - 18.000	15	2,232,183.20	0.20	555	81.53	10.753	80.10
18.001 - 18.500	3	207,262.72	0.02	522	73.35	11.335	72.88
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Minimum Maximum Rate: 12.000
Maximum Maximum Rate: 18.400
WA Maximum Rate: 14.174

Top

15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2.001 - 2.500	1	$104,000.00	0.01%	646	80.00%	7.375%	100.00%
2.501 - 3.000	1	239,200.00	0.02	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.04	705	80.00	5.750	100.00
3.501 - 4.000	59	9,353,985.54	0.85	632	82.13	7.011	89.51
4.501 - 5.000	391	77,596,538.76	7.04	613	81.45	7.297	87.07
5.001 - 5.500	30	8,332,599.95	0.76	617	84.96	7.133	92.30
5.501 - 6.000	3,499	792,652,737.58	71.96	626	82.14	7.021	89.23
6.001 - 6.500	794	162,396,974.47	14.74	606	80.80	7.690	88.08
6.501 - 7.000	190	32,370,020.32	2.94	558	74.99	7.901	97.29
7.001 - 7.500	109	16,515,734.43	1.50	554	67.87	8.014	95.32
7.501 - 8.000	7	1,492,964.50	0.14	602	78.86	6.591	100.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Minimum Gross Margin: 2.500
Maximum Gross Margin: 8.000
WA Gross Margin: 5.824

Top

16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-05	4	$652,631.48	0.06%	578	82.20%	7.926%	100.00%
2007-06	74	16,997,028.66	1.54	614	82.37	7.816	63.62
2007-07	260	52,024,868.59	4.72	619	81.82	7.501	71.25
2007-08	2,160	459,428,594.83	41.71	617	81.63	7.236	87.89
2007-09	1,958	453,409,744.10	41.16	617	81.34	7.132	91.86
2007-10	3	663,200.00	0.06	687	80.00	6.908	100.00
2008-06	7	1,495,907.75	0.14	629	78.14	6.816	100.00
2008-07	13	2,203,535.24	0.20	638	82.10	6.886	100.00
2008-08	319	59,124,917.84	5.37	633	82.16	6.957	96.35
2008-09	231	43,505,515.67	3.95	638	81.70	6.837	98.55
2008-10	1	243,000.00	0.02	765	90.00	6.975	100.00
2010-06	3	794,901.70	0.07	622	65.59	7.341	0.00
2010-07	3	694,591.06	0.06	676	82.46	7.609	50.68
2010-08	25	6,293,136.40	0.57	631	73.42	6.905	97.14
2010-09	21	3,926,782.22	0.36	615	76.67	6.788	92.77
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	1,538	$343,958,564.48	31.23%	627	81.70%	7.508%	84.12%
7 - 12	149	36,571,916.95	3.32	634	81.43	7.321	85.87
13 - 24	3,073	661,020,176.22	60.01	613	81.38	7.039	91.50
25 - 36	322	59,907,697.89	5.44	630	81.42	6.749	96.55
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

18. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	3,443	$656,272,599.52	59.58%	602	80.75%	7.432%	84.07%
2/28 ARM - 2 Yr IO	867	282,135,483.22	25.61	647	83.30	6.782	97.01
2/28 ARM - 5 Yr IO	149	44,767,984.92	4.06	648	81.60	6.703	98.44
3/27 ARM	342	44,366,916.17	4.03	619	81.24	7.222	95.19
3/27 ARM - 3 Yr IO	114	31,305,898.46	2.84	647	82.96	6.722	97.90
3/27 ARM - 5 Yr IO	115	30,900,061.87	2.81	647	81.90	6.634	100.00
5/25 ARM	51	11,357,411.38	1.03	626	74.35	6.914	85.90
5/25 ARM - 7 Yr IO	1	352,000.00	0.03	685	80.00	7.700	100.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	3,770	$848,200,876.89	77.01%	634	82.72%	7.029%	88.41%
A-	333	63,593,661.03	5.77	562	77.20	7.784	94.46
A+	534	115,965,473.00	10.53	585	80.58	7.409	88.85
B	245	42,901,067.59	3.89	551	76.03	7.930	95.41
C	200	30,797,277.03	2.80	551	67.38	8.162	95.83
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

Top

21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	3	$562,135.68	0.05%	634	81.04%	6.880%	83.21%
5.01 - 10.00	10	1,026,078.98	0.09	619	83.71	8.162	67.24
10.01 - 15.00	43	7,731,676.89	0.70	639	81.68	7.051	78.59
15.01 - 20.00	105	17,040,594.78	1.55	620	78.93	7.384	77.29
20.01 - 25.00	227	38,444,740.00	3.49	607	79.27	7.443	81.97
25.01 - 30.00	372	66,462,957.79	6.03	613	80.89	7.230	90.99
30.01 - 35.00	556	105,285,429.05	9.56	615	80.52	7.256	87.48
35.01 - 40.00	820	184,997,422.95	16.80	627	81.98	7.142	88.72
40.01 - 45.00	1,131	256,713,320.33	23.31	626	81.76	7.159	91.31
45.01 - 50.00	1,565	371,150,093.47	33.70	618	82.78	7.145	90.23
50.01 - 55.00	233	48,723,208.24	4.42	580	74.03	7.159	87.63
55.01 - 60.00	16	3,186,338.56	0.29	564	76.08	7.472	88.02
65.01 - 70.00	1	134,358.82	0.01	663	90.00	8.850	0.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

low Dti: 0.16
high dti: 67.80
wa dti: 40.83

Top

11 Madison Avenue
New York, New York 10010
www.csfb.com

Disclaimer:All data provided by New Century. This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.